OAK ASSOCIATES FUNDS

Summary Prospectus          March 1, 2010
ROCK OAK CORE GROWTH FUND
Ticker: RCKSX

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.oakfunds.com/ reports. You can also get this information at no cost by calling 1-888-462-5386, by sending an e-mail request to OakFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information ("SAI"), both dated March 1, 2010, are incorporated by reference to this Summary Prospectus and may be obtained, free of charge, at the web site, phone number or e-mail address noted above.

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INVESTMENT GOAL
The Fund seeks long-term capital growth.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
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Management Fees                                               0.74%
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Other Expenses                                                1.08%
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Total Annual Fund Operating Expenses                          1.82%
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Less Fee Waivers and Expense Reimbursements*                  0.57%
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Net Annual Fund Operating Expenses                            1.25%
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*  THE ADVISER HAS CONTRACTUALLY AGREED FOR A PERIOD OF ONE YEAR FROM THE DATE
   OF THIS PROSPECTUS TO WAIVE ALL OR A PORTION OF ITS FEE FOR THE FUND (AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY) IN ORDER TO LIMIT FUND TOTAL OPERATING EXPENSES TO AN ANNUAL RATE OF NOT MORE THAN 1.25% OF AVERAGE DAILY NET ASSETS. THIS CONTRACTUAL FEE WAIVER MAY ONLY BE TERMINATED BY THE BOARD OF TRUSTEES.

EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR


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INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES
REMAIN THE SAME AND YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

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     1 YEAR                3 YEARS              5 YEARS             10 YEARS
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      $127                  $517                 $932                $2,090
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY OF THE FUND
The Fund invests primarily in common stocks of large capitalization companies (equity market capitalization of more than $5 billion) that are selected for their growth potential and will generally hold between 35 and 50 common stocks.

The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in foreign common stocks and American Depositary Receipts ("ADRs"). The Adviser utilizes a combined approach of "top-down" analysis and "bottom-up" stock selection. The "top-down" approach takes into consideration such factors as long-term economic, demographic and geopolitical themes. These include such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the "top-down" analysis, the Adviser identifies sectors, industries and companies which it believes should benefit from the overall themes that the Adviser has observed. As part of its "bottom-up" stock selection, the Adviser then looks for individual companies with earnings growth potential that should exceed the earnings growth rate of the overall market over the long-term, and that may not be fully recognized by the market at large. In determining whether a particular company is suitable for investment, the Adviser focuses on a number of different attributes including the company's specific market expertise or dominance, its competitive durability and pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. The Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential relative to the weightings such industry sectors represent in the Fund's benchmark.

The Adviser may sell a security if the reason for its original purchase changes or when better opportunities are available. The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money on your investment in the Fund and the Fund could also return less than other investments.


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Fluctuations in the value of the securities in which the Fund invests will cause the Fund's net asset value, or share price, to fluctuate. Historically, the equity markets have moved in cycles and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund. An investment in the Fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Although the Fund is diversified, the Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of those overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Investments in securities of foreign companies, including ADRs, can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

The Fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor stock selections. Oak Associates, ltd., the Fund's investment adviser, applies its own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. This risk may cause the Fund to underperform other funds with a similar investment objective. In addition, frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from calendar year to calendar year.

                   -------------------------------
                     2005                  4.60%
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                     2006                  3.73%
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                     2007                 21.67%
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                     2008                (47.35)%
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                     2009                 49.92%
                   -------------------------------


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                BEST QUARTER               WORST QUARTER
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                 21.57%                     (24.60)%
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              (06/30/09)                  (12/31/08)
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AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns for the periods ended December 31, 2009 to those of the S&P 500 Index.

-----------------------------------------------------------------------------------------------------------------------------
                                                                             1 YEAR          5 YEARS       SINCE INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                                    49.92%           0.83%             0.83%
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FUND RETURNS AFTER TAXES ON DISTRIBUTIONS**                                  49.92%           0.70%             0.70%
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FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES**          32.45%           0.73%             0.73%
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S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            26.46%           0.42%             0.42%
------------------------------------------------------------------------ --------------- ---------------- -------------------

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*  THE FUND'S INCEPTION DATE IS 12/31/04.

** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL
   FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

INVESTMENT ADVISER
Oak Associates, ltd.

PORTFOLIO MANAGER
Robert D. Stimpson, CFA, CMT, lead Portfolio Manager/Equity Research Analyst. Equity Research Analyst at the Adviser since 2001. Portfolio manager of the Fund since 2004.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment in the Fund is $2,000. Each additional investment must be at least $50. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section "Purchasing, Selling and Exchanging Fund Shares" on page 33 of the Fund's complete prospectus or call 1-888-462-5386.

TAX INFORMATION
The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund's distributions may be taxable to you. For more information on distributions from the Fund, refer to the sections "Dividends and Distributions" and "Taxation of the Funds" on page 40 of the Fund's complete prospectus.


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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


















                                                                 OAK-SM-002-0100

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